                                                                 Exhibit 10.1(c)


                              SECOND AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT


          This Second Amendment to Amended and Restated Loan Agreement ("Second Amendment") is made and entered into as of the 16th day of September, 1996 by and between Einstein/Noah Bagel Corp. (formerly known as Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation ("Boston Chicken").

                                    RECITALS
                                    --------

          A. The Company and Boston Chicken are parties to an Amended and Restated Secured Loan Agreement dated as of May 17, 1996, as amended by First Amendment to Amended and Restated Loan Agreement dated as of July 19, 1996 (the "Loan Agreement"), pursuant to which Boston Chicken has agreed, among other things, to make the Company a Convertible Loan, which on June 17, 1996 was converted by Boston Chicken into common stock of the Company, and a $50,000,000 Nonconvertible Loan, upon the terms and subject to the conditions set forth therein.

          B. The Company now desires to reduce the interest rate applicable to the Nonconvertible Loan, and Boston Chicken is willing to reduce the interest rate, on the terms and conditions set forth herein.

                                   COVENANTS
                                   ---------

          Based upon the above recitals, the parties agree as follows:

          1.1 Amendment of Loan Agreement. Upon satisfaction by the Company of the conditions set forth in Section 3.1 hereof, the Loan Agreement shall be amended as of the date hereof as follows:

          (1) Section 1.4(a) of the Loan Agreement is hereby amended by deleting the figure "1%" and substituting the figure "1/2 of 1%" in place thereof.

          2.1 Effect of Amendment to Loan Agreement. From and after the effective date hereof, reference in the Loan Agreement and all other documents executed pursuant to the Loan Agreement (as each of the foregoing is amended hereby or pursuant hereto) to (a) the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and (b) the Note shall be deemed to be references to the Note as amended by the Second Amendment to Nonconvertible Note of even date herewith, in the form attached hereto as Exhibit A, to be delivered hereunder (the "Note Amendment").

          3.1 Effective Date; Conditions. This Second Amendment shall not become effective until:

               (1) The Company shall have executed and delivered to Boston Chicken this Amendment and the Note Amendment;

               (2) The Company shall have delivered to Boston Chicken a certificate of the Company dated as of the effective date hereof in substantially the form attached hereto as Exhibit B, which shall be signed by a duly authorized officer of the Company; and

               (3) The Company shall have delivered to Boston Chicken such other documents and instruments as Boston Chicken may request in connection herewith.

          4.1 Representations. To induce Boston Chicken to enter into this Second Amendment, the Company represents to Boston Chicken as of the date hereof that:

          (1) The representations and warranties contained in Article IV of the Loan Agreement are true and correct;

          (2) No Default or Event of Default has occurred and is continuing; and

          (3) This Second Amendment and the Note Amendment have each been duly authorized by all required action on the part of the Company, and each of this Second Amendment and the Note Amendment has been duly executed and delivered by the Company and constitutes the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

          5.1 Definitions; Ratification. Any term used but not defined herein or in the exhibits hereto shall have the meaning ascribed thereto in the Loan Agreement. Except as expressly contemplated herein, the Loan Agreement and all related certificates, and other documents, are hereby ratified and confirmed and shall remain in full force and effect.

          6.1 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

          7.1 Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but each of which together shall constitute but one and the same instrument.

          8.1 Headings. The headings of the sections of this Second Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Second Amendment.

          IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective on the date provided herein.

BOSTON CHICKEN, INC.                EINSTEIN/NOAH BAGEL CORP.



By: /s/ Paul A. Strasen             By: /s/ Bernadette Dennehy
    -------------------------           -----------------------------

Title: Vice President               Title: Vice President

                                   EXHIBIT A

RIGHTS OF THE HOLDER TO RECEIVE PAYMENT HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT DATED MAY 17, 1996 EXECUTED BY BOSTON CHICKEN, INC. IN FAVOR OF BANK OF AMERICA ILLINOIS, AS AGENT FOR CERTAIN LENDERS

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                              NONCONVERTIBLE NOTE

     This Second Amendment to Amended and Restated Nonconvertible Note (the "Second Amendment") is made and entered into as of the 16th day of September, 1996 by and between Einstein/Noah Bagel Corp. (formerly known as Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation ("Boston Chicken").

                                    RECITALS
                                    --------

          A. Boston Chicken and the Company have previously entered into an Amended and Restated Loan Agreement dated as of May 17, 1996, as amended (the "Loan Agreement"), pursuant to which Boston Chicken agreed, among other things, to make a nonconvertible loan to the Company in the maximum principal amount of $50,000,000, evidenced by that certain Amended and Restated Nonconvertible Note dated May 17, 1996, as amended by First Amendment to Amended and Restated Nonconvertible Note dated as of July 19, 1996 (the "Note") payable to the order of Boston Chicken in the original principal amount of $50,000,000.

          B. The Company and Boston Chicken have agreed to reduce the interest rate on the Note from Bank of America Illinois' reference rate plus 1%, to the reference rate plus 1/2 of 1%, and desire to execute this Second Amendment to evidence such decrease in the interest rate.

     NOW, THEREFORE, in consideration of the mutual promises set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Boston Chicken and the Company agree as follows:

          1. The Note is hereby amended by deleting the figure "1%" from the third paragraph thereof, and substituting the figure "1/2 of 1%" in place thereof.

          2. This Second Amendment shall become effective when the Company and Boston Chicken shall have each executed and delivered this Second Amendment.

          3. The Company represents and warrants to Boston Chicken that: (a) the execution, delivery and performance of this Second Amendment have been duly authorized by all necessary corporate action and will not require any consent or approval of its stockholders, violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected;
(b) this Second Amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with the terms thereof; and (c) no default has occurred and is continuing or exists under the Loan Agreement or the Note, as amended hereby, as of the effective date hereof.

          4. The Note, as amended hereby, is hereby ratified and confirmed and remains in full force and effect in accordance with their respective terms.

          5. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

          6. The Second Amendment may be executed in two or more counterparts, each of which together shall constitute the same agreement.

     IN WITNESS WHEREOF, each of the undersigned has, through its duly authorized officers, executed this Second Amendment as of the day and year first above written.

                              Borrower:

                              EINSTEIN/NOAH BAGEL CORP.,
                              a Delaware corporation


                              By: /s/ Paul A. Strasen
                                  --------------------------------
                              Its: Vice President

                              Lender:

                              BOSTON CHICKEN, INC., a Delaware
                              corporation


                              By: /s/ Bernadette M. Dennehy
                                  --------------------------------
                              Its: Vice President

                                   EXHIBIT B

                                  CERTIFICATE

          The undersigned, being the Senior Vice President - Finance of Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), hereby represents, warrants, and certifies that (i) no Default or Event of Default has occurred under the Amended and Restated Secured Loan Agreement dated as of May 17, 1996 between the Company and Boston Chicken, Inc., a Delaware corporation, as amended (the "Loan Agreement"), and (ii) all of the covenants, agreements, representations, and warranties made by the Company therein and in the Security Instruments and in any writing delivered pursuant to the Loan Agreement are true and correct and complete and have been fully complied with as of the date of this Certificate.


                                    X
                                     ----------------------------------

                                    Name: W. Eric Carlborg

                                    Title: Senior Vice President - Finance


Dated: September 16, 1996